UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2014

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On July 31, 2014, Geron Corporation (“Geron” or the “Company”) and Mayo Clinic entered into a transfer agreement (the “Transfer Agreement”) whereby the Investigational New Drug application (“IND”) for imetelstat under which the investigator-sponsored trial to assess the effect of imetelstat in patients with myelofibrosis (the “Myelofibrosis IST”) has been conducted will be transferred to Geron. In addition, the parties have agreed that Geron will assume responsibility for the conduct of the Myelofibrosis IST as the trial sponsor. In connection with entering into the Transfer Agreement, Mayo Clinic has transferred data from the clinical database (the “Transferred Information”) for the Myelofibrosis IST to Geron. Subject to completion of the obligations and receipt of the deliverables described in the transfer plan that is part of the Transfer Agreement, Geron and Mayo Clinic agreed that the IND and responsibility for the Myelofibrosis IST as the trial sponsor will be transferred to Geron by September 30, 2014.

     The Company does not intend to enroll additional patients in the Myelofibrosis IST and plans to continue to conduct the Myelofibrosis IST at Mayo Clinic until the trial is closed. Dr. Ayalew Tefferi will continue as the principal investigator for the trial.

     The Transfer Agreement also includes certain indemnifications, including, upon completion of the activities set forth in the transfer plan and subject to certain customary exceptions, a release of liability from any and all claims by the Company arising from the Transferred Information and the IND.

     The foregoing description of the Transfer Agreement is a summary of the material terms of the Transfer Agreement, which will be filed as an exhibit to Geron’s quarterly report on Form 10-Q for the quarter ended September 30, 2014.

Item 8.01 Other Events.

     Craig C. Parker has resigned from his position as the Company’s Executive Vice President, Corporate Development and Scientific Affairs to pursue other opportunities, effective July 31, 2014. Melissa A. Behrs, currently Executive Vice President, Portfolio and Alliance Management, will oversee business development activities under the new title Executive Vice President, Business Development and Portfolio & Alliance Management. In addition, Andrew J. Grethlein, Ph.D., currently Executive Vice President, Technical Operations, has been appointed Executive Vice President, Development and Technical Operations, to reflect his additional responsibilities for development activities for the Company.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: August 5, 2014	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President, General
Counsel and Corporate Secretary